Rule 497(d)

                                 FT 1547

            Supplement to the Prospectus dated October 25, 2007

     Notwithstanding anything to the contrary in the Prospectus, eligible dealer firms and other selling agents who, during the previous 12-month period through the end of the most recent month, sold primary market units of unit investment trusts sponsored by us in the dollar amounts shown below will be entitled to the following additional sales concession on primary market sales of units during the current month of unit investment trusts sponsored by us:

        Total sales                              Additional
        (in millions)                            Concession
        _____________                            __________

        $25 but less than $100                    0.050%
        $100 but less than $150                   0.075%
        $150 but less than $250                   0.100%
        $250 but less than $500                   0.115%
        $500 but less than $750                   0.125%
        $750 but less than $1,000                 0.130%
        $1,000 but less than $1,500               0.135%
        $1,500 but less than $2,000               0.140%
        $2,000 but less than $3,000               0.150%
        $3,000 but less than $4,000               0.160%
        $4,000 but less than $5,000               0.170%
        $5,000 or more                            0.175%

     In addition, as compensation for purchasing a portion of the unit investment trust business of Citigroup Global Markets Inc. ("CGMI"), we will pay CGMI a fee based on the dollar amount of proceeds from unit investment trusts formerly sponsored by CGMI which are invested in trusts sponsored by us which equates to $3.50 per $1,000 invested. This payment will be made out of our profits and not from assets of a Trust.

January 2, 2008